Gartmore Morley Capital                  March 1, 2002
Accumulation Fund                       (as revised October 2, 2002)
(formerly, Nationwide (R)
Morley Capital Accumulation Fund)       As with all mutual funds, the Securities
                                        and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS
================================================================================



FUND SUMMARY. . . . . . . . . . . . . . . . . . .   2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND . . . . . . . . . . . . . . .   6
Principal Investments and Techniques
Temporary Defensive Positions

MANAGEMENT. . . . . . . . . . . . . . . . . . . .   8
Investment Adviser
Portfolio Managers

BUYING AND SELLING FUND SHARES. . . . . . . . . .   9
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . .  13
Distributions of Income and Capital Gains
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . .  14

ADDITIONAL INFORMATION. . . . . . . . . .  BACK COVER

FUND SUMMARY
================================================================================



This prospectus provides information about the Gartmore Morley Capital Accumulation Fund (formerly Nationwide (R) Morley Capital Accumulation Fund) (the "Fund"), a series of Gartmore Mutual Funds (formerly Nationwide (R) Mutual Funds). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

The Fund has three different share classes-Service Class, Institutional Class and IRA Class. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying and Selling Fund Shares-Choosing a Share Class" beginning on page 9.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and maintaining a stable net asset value per share.

To achieve its goals, under nor-mal conditions, the Fund invests primarily in securities issued by the U.S. Government and its agencies, as well as high-grade debt securities issued by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund has entered into book value maintenance agreements ("wrap contracts") with one or more highly rated financial institutions for the purpose of maintaining the Fund's assets at a stable net asset value. The Fund will be managed so that the duration of its securities will be between 2.0 and 3.5 years. The use of wrap contracts is intended to effectively reduce the overall duration of the Fund to zero.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's port-folio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.

The Fund's portfolio managers expect that careful selection of securities and the use of wrap contracts will enable the Fund to meet its investment objective of a constant net asset value per share, although there can be no guarantee that the Fund will meet its objective.

DURATION a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

HIGH GRADE DEBT SECURITIES include corporate bonds and other debt securities that have been rated within the two highest rating categories by a nationally recognized rating organization (rating agency) such as Standard & Poor's Rating Group or Moody's Investor Services, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt investments.

PRINCIPAL RISKS

Because the value of the securities held by the Fund will fluctuate, there is the risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all its assets or if the value of the Fund's wrap contracts otherwise becomes impaired.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. The Fund limits this risk by purchasing high-grade debt securities.

INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund's use of wrap contracts is intended to eliminate the direct impact of interest rate risk on the Fund's net asset value by offsetting any fluctuation in the value of securities held by the Fund caused by changes in interest rates. However, there can be no assurance that the Fund's use of wrap contracts will be effective, and changes in interest rates may still impact the current yield of the Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to invest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates the anticipated maturity of a secu-

FUND SUMMARY
================================================================================



rity may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund. Under normal conditions, the Fund's use of wrap contracts is expected to offset the effects of prepayment and extension risk on the Fund's net asset value. However, there can be no assurance that the Fund's use of wrap contracts will be effective to eliminate prepayment risks. In addition, prepayments may affect the current yield of the Fund.

RISK OF USING WRAP CONTRACTS. The Fund is subject to risks associated with its use of wrap contracts and their providers. The Fund may be unable to cover all of its securities with wrap contracts. Alternatively, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace, or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

LIQUIDITY RISK. Liquidity risk is the risk that a debt security that the Fund purchases cannot be sold, or cannot be sold quickly, at an accept-able price. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-grade securities, and by maintaining a reasonable cash balance to fund redemptions and investment purchase opportunities.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table pro-vide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS-SERVICE CLASS SHARES (1)
(YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2000                        5.65%
2001                        5.47%

Best Quarter:  1.46% 4th qtr. of 2000
Worst Quarter: 1.17% 2nd qtr. of 1999
---------------
1    These annual returns do not reflect the effect of taxes.

                                                                  Since
Average annual returns (1)- as of December 31, 2001  1 year   Inception (2)
===========================================================================
Service Class shares - Before Taxes                    5.47%          5.35%
---------------------------------------------------------------------------
IRA Class shares - Before Taxes                        5.46%          5.35%
---------------------------------------------------------------------------
Institutional Class shares - Before Taxes              5.88%          5.77%
---------------------------------------------------------------------------
Lipper Money Market Fund Index 3                       3.80%          4.82%

---------------
1 These returns reflect performance after expenses are deducted. Please call 1-800-637-0012 for the Fund's current 30-day yield.
2    The Fund commenced operations on February 1, 1999.
3 The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                                          Service   Institutional     IRA
Shareholder Fees (1)                                       Class        Class        Class
(paid directly from your investment)                       shares       shares      shares
===========================================================================================
Redemption Fee (as a percentage of
the amount redeemed)(2)                                      2.00%           2.00%    2.00%
-------------------------------------------------------------------------------------------

                                                          Service   Institutional   IRA
Annual Fund Operating Expenses                            Class         Class       Class
(deducted from fund assets)                               shares        shares      shares
===========================================================================================
Management Fees                                              0.25%           0.25%    0.25%
-------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                     0.25%            None    0.25%
-------------------------------------------------------------------------------------------
Other Expenses (3)                                           0.55%           0.41%    0.51%
===========================================================================================

TOTAL ANNUAL FUND OPERATING EXPENSES(4)                      1.05%           0.66%    1.01%

---------------
1 If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.
2 You will be charged a redemption fee equal to 2% of the amount you redeem if the Fund Protection Trigger (Trigger) is active the day your redemption order is received by the Fund. See "Selling Shares-Redemption fees" on page 11 to determine when the Trigger is considered to be active.
3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
4 Gartmore Morley Capital Management, Inc. (GMCM), the Fund's investment adviser, and the Fund have entered into a written contract limiting total fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.55% for each Class.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. No redemption fee is included because it is anticipated that the trigger will not generally be active. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Service Class shares        $   107  $    334  $    579  $   1,283
------------------------------------------------------------------
Institutional Class shares  $    67  $    211  $    368  $     822
------------------------------------------------------------------
IRA Class shares            $   103  $    322  $    558  $   1,236

MORE ABOUT THE FUND
================================================================================



PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following investments and techniques in an effort to increase its returns, protect its assets or diversify its investments. The techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the Statement of Additional Information (SAI).

U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. Government and securities issued by U.S. Government agencies. These agencies and securities include:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government.
-    The Federal Home Loan Banks.
-    The Federal National Mortgage Association (FNMA).
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC).
-    The Federal Farm Credit Banks.

Although there is virtually no credit risk with these U.S. government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are also subject to interest rate, credit, prepayment and extension risks like mortgage-backed securities.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon the underlying index. Some of the floating- or variable- rate securities will be callable by the issuer, which means they can be paid off before their stated maturity date.

These securities are subject to interest rate risk like other securities. They are also subject to basis risk, which is the risk that the value of the security may deteriorate relative to the underlying index. In addition, because they may be callable, these securities are also subject to the risk that they will be repaid prior to their stated maturity and that the repaid principal will be reinvested in a lower interest rate market, reducing the Fund's income. The Fund will only purchase floating- and variable- rate securities of the same quality as the securities it would otherwise purchase.

WRAP CONTRACTS. Wrap contracts cover certain assets of the Fund and are intended to reduce or eliminate the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly rated bank or insurance company (a wrap provider), to maintain certain Fund assets at their amortized cost plus accrued interest. Under normal circumstances, the value of a wrap con-tract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Fund expects to pay an annual premium of between 0.10% and 0.23% on the book value of assets in the Fund that are covered by wrap contracts.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objective, and may miss potential market upswings.

MANAGEMENT
================================================================================



INVESTMENT ADVISER

Gartmore Morley Capital Management, Inc. (formerly, Morley Capital Management, Inc.) (GMCM), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, is a wholly owned subsidiary of Gartmore Global Investments, Inc. As of November 30, 2001, GMCM and its affiliates had approximately $26.3 billion in assets under management, of which $10.8 billion was managed by GMCM.

The Fund pays GMCM an annual management fee which is based on the Fund's average daily net assets. The total fee paid by the Fund for the fiscal period ended October 31, 2001, expressed as a percentage of the Fund's average daily net assets, was 0.25%.

Until March 5, 2001, Gartmore Trust Company (formerly Union Bond & Trust Company) served as the Fund's investment adviser.

PORTFOLIO MANAGERS

Perpetua M. Phillips and Parker D. Bridgeport are co-portfolio managers of the Fund. Ms. Phillips joined GMCM in 1999 and has over twelve years of experience in finance and investments, including management of indexed and total return portfolios. In March 2001, Ms. Phillips also began co-managing the Gartmore Morley Enhanced Income Fund. Prior to joining GMCM, Ms. Philips was a portfolio manager with the Fixed Income Management Group of Brundage Story and Rose (1990-1999). Mr. Bridgeport has sixteen years of experience in finance and investments, including fixed income portfolio management and trading and credit analysis, most recently for GE Financial Assurance where he worked for six years, prior to joining GMCM in June 2001. Mr. Bridgeport also co-managed the Gartmore Morley Enhanced Income Fund. Both Ms. Phillips and Mr Bridgeport are members of GMCM's Investment & Strategy Committee.

BUYING AND SELLING FUND SHARES
================================================================================



CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes. Each Class is available to a limited group of investors as described below. Service Class and IRA shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Fund's distributor, Gartmore Distribution Services, Inc. (the Distributor), or paid by the Distributor to brokers for distribution and shareholder services. Service Class and IRA shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

Service Class shares can also be purchased by life insurance company separate accounts to fund the benefits of variable insurance contracts.

In addition, Institutional Class shares are only available for purchase if the institutional investor or any third party associated with such investor does not receive or require any compensation in the form of administrative service or Rule 12b-1 fees.

Qualified (or other retirement) plan-or contract-directed-purchases, exchanges and redemptions are handled in accordance with terms of the retirement plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the retirement plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class or Institutional Class shares should contract their designated financial intermediary directly for details concerning transactions.

To be eligible to purchase shares of the Fund, the plan or other institution must restrict individual participants from transferring assets from the Fund to another fixed income investment option which has a targeted average duration of three years or less or which seeks to maintain a stable value (a Competing
Fund). Alternatively, if a Competing Fund is an option for participant transfers, participants must be required to transfer assets to an investment option which is not a Competing Fund for a period of at least 90 days before the assets can be transferred into a Competing Fund.

WHO CAN BUY SERVICE CLASS OR INSTITUTIONAL CLASS SHARES

In order to purchase Service Class or Institutional Class shares, a shareholder must be one of the following:
- employee benefit plans qualified under Section 401(a) of the Internal Revenue Code.
-    governmental plans as defined in Section 414(d) of the Internal Revenue
     Code.
- eligible deferred compensation plans as defined in Section 457 of the Internal Revenue Code.
- employee benefit plans qualifying under Section 403(b) of the Internal Revenue Code.
- bank maintained collective investment funds that exclusively hold assets of U.S. employee benefit plans qualified under Section 401(a) of the Internal Revenue Code and are tax exempt under Section 501(a) of the Internal Revenue Code.
-    other plans eligible to invest in bank-maintained collective funds.

WHO CAN BUY IRA CLASS SHARES

IRA shares are offered to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, SIMPLE IRA, an education IRA and a KEOGH plan.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of any class of the Fund's shares. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS-SERVICE CLASS
To open an account                  25,000
------------------------------------------
Additional investments                None
------------------------------------------
MINIMUM INVESTMENTS-INSTITUTIONAL
CLASS
To open an account                  25,000
------------------------------------------
Additional investments                None
------------------------------------------
MINIMUM INVESTMENTS-IRA CLASS
To open an account
(including an Automatic
Asset Accumulation Plan)             1,000
------------------------------------------
Additional investments                 100
------------------------------------------
Additional Automatic Asset
Accumulation Plan Transaction           50
------------------------------------------

These minimum investment requirements may not apply to certain retirement plans. Call 1-800-848- 0920 for more information. If you purchase shares through an account at a broker, different minimum account requirements may apply.

BUYING AND SELLING FUND SHARES
================================================================================


The Fund does not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

If you wish to purchase IRA Class shares, you may purchase the shares using one of the methods below.

BY MAIL. Complete and mail the application with a check or money order made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmits funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-637-0012, our automated voice response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and writing instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchase, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS 1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week.

CUSTOMER SERVICE 1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell-also known as redeeming-your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable redemption fee as described below) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Although the Fund attempts to maintain a stable net asset value, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale. Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application). Generally, we will pay you for shares that you sell within three days after receiving your order to sell.

Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. If you make a request to sell Service Class or Institutional Class shares in an amount exceeding $250,000 or 1% of the net asset value of the Fund, under extraordinary circumstances the Fund may elect to honor your request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the Fund's Statement of Additional Information.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE-IRA CLASS SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past business 10 days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank at which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

REDEMPTION FEES

There is no redemption fee if you request a redemption of shares when the Trigger is not active. If you request a redemption of shares when the Trigger is active, generally a 2% redemption fee will be deducted from your proceeds and retained by the Fund. The Trigger is "active" if the current yield of the Dealer Commercial Paper (90-day) Index (the Index) (as measured two business days before your request is received by the Fund) exceeds the annualized gross yield of the Fund. The Index is printed daily in The Wall Street Journal. Once activated, the Trigger remains active until the gross yield of the Fund (as measured two business days before your request is received by the Fund) exceeds the yield of the Index plus 0.25%.

Even if the Trigger is "active," your redemption proceeds will not be subject to the 2% redemption fee if, with respect to Service Class or Institutional Class shares, your redemption is due to:

- death, disability, retirement, employment termination, loans, hard-ships or other withdrawals permitted by the terms of your employee benefit plan; or
- an exchange of your shares for an investment in an investment option that is not considered a Competing Fund.

The Fund uses redemption fees to help minimize the impact that redemptions may have on its performance and to cover a portion of the Fund's related administrative costs. Redemption fees may also discourage market timing by shareholders initiating redemptions to take advantage of short-term movements in interest rates.

For more information about the redemption fee and whether your redemption request may be subject to such fee, call Customer Service at 1-800-848-0920.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your IRA Class shares in any of the ways described below. Signature guarantee may be required under certain

BUYING AND SELLING FUND SHARES
================================================================================



circumstances. Please refer to the section entitled "Signature Guarantee-IRA Class Shares" on page 11. Eligible entities wishing to sell Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims, or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. Funds can be wired directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been reviewed by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial institutions who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-IRA CLASS SHARES

If the value of your IRA Class shares falls below $1,000, we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000. Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Service Class and IRA Class shares of the Fund to compensate the Distributor for expenses associated with distributing and selling its shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, the IRA Class and Service Class shares of the Fund pay the Distributor compensation accrued daily and paid monthly. Service Class and IRA Class shares pay an amount, not exceeding on an annual basis, 0.25% (distribution or service fee) of the Class' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES
================================================================================

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.



DISTRIBUTIONS OF INCOME AND CAPITAL GAINS

The Fund declares dividends of any available income daily and distributes them monthly. If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sale of securities exceed any losses from sales), it will distribute this capital gain annually and may declare a reverse split of its shares in order to maintain a stable NAV. All income and capital gains distributions will be reinvested in shares of the Fund.

TAX STATUS

If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes. Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL HIGHLIGHTS
================================================================================



The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain in formation reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




GARTMORE MORLEY CAPITAL                                                 SERVICE CLASS SHARES
ACCUMULAION FUND                                              YEAR ENDED     YEAR ENDED     PERIOD ENDED
(FORMERLY NATIONWIDE MORLEY                                   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
CAPITAL ACCUMULATION FUND)                                       2001           2000          1999(A)
========================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD                                       $      10.00   $      10.00   $       10.00
                                                            -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.55           0.53            0.35
Net realized and unrealized gains (losses) on investments              -           0.01              --
                                                            -------------  -------------  --------------
  Total investment activities                                       0.55           0.54            0.35
                                                            -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                              (0.55)         (0.54)          (0.35)
                                                            -------------  -------------  --------------
  Total distributions                                              (0.55)         (0.54)          (0.35)
                                                            -------------  -------------  --------------
Net increase (decrease) in net asset value                             -              -               -
                                                            -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                             $      10.00   $      10.00   $       10.00
                                                            =============  =============  ==============
  Total Return (excluding sales charge)                             5.64%          5.52%        3.60%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $     24,871   $      8,820   $       1,051
Ratio of expenses to average net assets                             0.95%          0.95%        0.95%(c)
Ratio of net investment income to average net assets                5.45%          5.51%        4.74%(c)
Ratio of expenses to average net assets*                            1.23%          1.80%        6.10%(c)
Portfolio turnover**                                               59.67%         28.30%           8.20%
========================================================================================================

GARTMORE MORLEY CAPITAL                                              INSTITUTIONAL CLASS SHARES
ACCUMULAION FUND                                              YEAR ENDED     YEAR ENDED     PERIOD ENDED
(FORMERLY NATIONWIDE MORLEY                                   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
CAPITAL ACCUMULATION FUND)                                        2001           2000          1999(A)
=========================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD                                        $      10.00   $      10.00   $       10.00
                                                             -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.59           0.57            0.38
Net realized and unrealized gains (losses) on investments               -           0.01               -
                                                             -------------  -------------  --------------
  Total investment activities                                        0.59           0.58            0.38
                                                             -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                               (0.59)         (0.58)        (0.38)_
                                                             -------------  -------------  --------------
  Total distributions                                               (0.59)         (0.58)          (0.38)
                                                             -------------  -------------  --------------
Net increase (decrease) in net asset value                              -              -               -
                                                             -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                              $      10.00   $      10.00   $       10.00
                                                             =============  =============  ==============
  Total Return (excluding sales charge)                              6.06%          5.93%        3.91%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                           $     15,531   $      8,973   $       5,130
Ratio of expenses to average net assets                              0.55%          0.55%        0.55%(c)
Ratio of net investment income to average net assets                 5.83%          5.85%        5.17%(c)
Ratio of expenses to average net assets*                             0.83%          1.47%        4.18%(c)
Portfolio turnover**                                                59.67%         28.30%           8.20%
=========================================================================================================

=========================================================================================
                                                          IRA CLASS SHARES
                                              YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                              OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                 2001           2000          1999(A)
=========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD        $      10.00   $      10.00   $       10.00
                                             -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                         0.55           0.53            0.35
Net realized and unrealized gains (losses)
    on investments                                      -           0.01               -
                                             -------------  -------------  --------------
  Total investment activities                        0.55           0.54            0.35
                                             -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                               (0.55)         (0.54)          (0.35)
                                             -------------  -------------  --------------
  Total distributions                               (0.55)         (0.54)          (0.35)
                                             -------------  -------------  --------------
Net increase (decrease) in net asset value              -              -               -
                                             -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD              $      10.00   $      10.00   $       10.00
                                             =============  =============  ==============
  Total Return (excluding sales charge)              5.64%          5.51%        3.60%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)           $      2,073   $      1,867   $       1,829
Ratio of expenses to average net assets              0.95%          0.95%        0.95%(c)
Ratio of net investment income to average
   net assets                                        5.46%          5.38%        4.77%(c)
Ratio of expenses to average net assets*             1.19%          1.81%        4.65%(c)
Portfolio turnover**                                59.67%         28.30%           8.20%
=========================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from February 1, 1999 (commencement of operations) through October 31, 1999.
(b)  Not annualized.
(c)  Annualized.

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

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
WWW.GARTMOREFUNDS.COM                                              GG-0014 10/02